Wells Fargo Funds Trust
Registration Nos. 333-74295; 811-09253

CERTIFICATE PURSUANT TO
17 C.F.R. 230.497(j)

            The undersigned hereby certifies on behalf of Wells Fargo Funds Trust (the "Trust") that the Prospectuses and related Statement of Additional Information describing the Tax-Free Funds, and the Amendment to the Prospectuses and Statement of Additional Information for the Montgomery Emerging Markets Focus Fund, Montgomery Institutional Emerging Markets Fund, Montgomery Mid Cap Growth Fund and Montgomery Small Cap Fund, all of which would have been filed pursuant to 17 C.F.R. 230.497(c), do not differ materially from the Prospectuses and Statement of Additional Information for the Tax-Free Funds contained in Post-Effective Amendment No. 67 to the Trust's Registration Statement on Form N-1A filed pursuant to Rule 485(b) on October 31, 2003, and the Amendment to the Prospectuses and Statement of Additional Information for the Montgomery Emerging Markets Focus Fund, Montgomery Institutional Emerging Markets Fund, Montgomery Mid Cap Growth Fund and Montgomery Small Cap Fund contained in Post-Effective Amendment No. 68 to the Trust's Registration Statement on Form N-1A filed pursuant to Rule 485(b) on October 31, 2003.

            IN WITNESS WHEREOF, the Trust has caused this certificate to be executed and witnessed in its name and on its behalf by the undersigned on the 5th day of November, 2003.

Witness:	WELLS FARGO FUNDS TRUST
By: /s/ Catherine M. Vacca	By: /s/ Christopher R. Bellonzi
Name: Catherine M. Vacca	Christopher R. Bellonzi
Title: Assistant Secretary	Assistant Secretary